WELLS FARGO VARIABLE TRUST

Total Return Bond Fund

Supplement dated June 9, 2003 to the Combined Prospectus dated
May 1, 2003, and to the Stand-Alone Prospectus dated May 1, 2003

Changes to the combined and stand-alone Prospectuses for the Total Return Bond Fund (the "Fund") are described below:

            1.    The "Variable Trust Overview-Principal Strategies" section of the combined Prospectus, and the "Variable Trust Total Return Bond Fund Overview-Principal Strategy" section of the stand-alone Prospectus is replaced with the following:

We invest principally in investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. Under normal circumstances, we expect to maintain an overall effective duration between 4 and 5 1/2 years.

            2.    The first sentence of the "Investment Strategies" section on the individual Fund description page is replaced with the following:

We invest in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-and other asset-backed securities and money market instruments.

            3.    In the "Permitted Investments" section on the individual Fund description page, the third bullet point is replaced with the following:

- up to 25% of total assets in asset-backed securities, other than mortgage-backed securities; and

            4.    The "Permitted Investments" section on the individual Fund description page is supplemented by adding the following:

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls.

WELLS FARGO VARIABLE TRUST

International Equity Fund

Supplement dated June 9, 2003
to the Combined Prospectus dated May 1, 2003, and
to the Stand-Alone Prospectus dated May 1, 2003

Effective immediately, Josephine Jiménez, CFA, joins Sabrina Yih, CFA, as a co-portfolio manager for the International Equity Fund. Biographical information for Sabrina Yih can be found in the "Portfolio Managers" section of the stand-alone and combined Prospectuses. The resulting changes to the Prospectuses are described below:

The "Portfolio Managers" section of the combined Prospectus and the "Portfolio Manager" section of the stand-alone Prospectus are supplemented with the addition of the following biographical information for Josephine Jiménez:

Josephine Jiménez, CFA
International Equity Fund since 2003
Ms. Jiménez joined Wells Capital Management in 2003 as the Director of the International and Emerging Markets team and as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Ms. Jiménez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm's emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jiménez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms Jiménez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jiménez earned her MS from the Massachusetts Institute of Technology and her BS from New York University.